Exhibit 99.2 2024 EHA Management Call Clinical Data Updates: Bitopertin, DISC-0974, and DISC-3405 June 14, 2024

Disclaimer and FLS This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include express or implied statements relating to Disc's management team's expectations, hopes, beliefs, intentions or strategies regarding Disc’s expectations with respect to its AURORA Phase 2 and BEACON Phase 2 clinical studies of bitopertin and the results thereof, its Phase 1b/2 clinical studies of DISC-0974 in patients with MF and NDD-CKD patients with anemia, its Phase 1 clinical study of DISC-3405 in healthy volunteers; projected timelines for the initiation and completion of its clinical trials, anticipated timing of release of data, and other clinical activities; Disc’s business plans and objectives; Disc's analysis of market potential for patients with EPP; and Disc’s beliefs about operating expenses and that it will have capital to fund Disc well into 2026. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “suggest,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on Disc's current beliefs, expectations and assumptions regarding the future of Disc's business, future plans and strategies, clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Disc may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and investors should not place undue reliance on these forward-looking statements. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Disc's control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to: the adequacy of Disc's capital to support its future operations and its ability to successfully initiate and complete clinical trials; the nature, strategy and focus of Disc; the difficulty in predicting the time and cost of development of Disc's product candidates; Disc's plans to research, develop and commercialize its current and future product candidates; the timing of initiation of Disc's planned preclinical studies and clinical trials; the timing of the availability of data from Disc's clinical trials; Disc's ability to identify additional product candidates with significant commercial potential and to expand its pipeline in hematological diseases; the timing and anticipated results of Disc's preclinical studies and clinical trials and the risk that the results of Disc's preclinical studies and clinical trials may not be predictive of future results in connection with future studies or clinical trials and may not support further development and marketing approval; the other risks and uncertainties described in our Annual Report on Form 10-K for the year ended December 31, 2022, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023, and other documents filed by Disc from time to time with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. None of Disc, nor its affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law.

Bitopertin, DISC-0974, and DISC-3405 are investigational agents and are not approved for use as therapies in any jurisdiction worldwide 3

Agenda Introduction and Data Summary 01 John Quisel, JD, PhD, Chief Executive Officer Bitopertin in EPP 02 • Updated AURORA Data Will Savage, MD, PhD, Chief Medical Officer DISC-0974 03 • Updated Data in Anemia of Myelofibrosis Will Savage, MD, PhD, Chief Medical Officer DISC-3405 04 • Healthy Volunteer SAD Data Will Savage, MD, PhD, Chief Medical Officer Closing Remarks 05 John Quisel, JD, PhD, Chief Executive Officer Q&A Session 06 4

Bitopertin: Summary of Phase 2 AURORA and BEACON Data Updates Additional analysis of AURORA data confirmed bitopertin drug activity and meaningful impact on multiple aspects of EPP. Key findings: Confirmed drug Time course of Greater PPIX Generally well activity with phototoxic reactions and reductions tolerated with stable significant reduction sunlight exposure associated with mean hemoglobin in PPIX, phototoxic showed greater improvements in levels reactions, and treatment effect after multiple light- improved QoL PPIX nadir established tolerance measures 5

DISC-0974: Summary of Updated Data from Phase 1b Study in MF Updated data from Phase 1b study in MF continued to demonstrate positive impacts on anemia with high response rates. Key findings: Positive impact on Substantial Generally well hemoglobin and reduction in Durable response tolerated at all transfusion hepcidin levels in the majority of evaluated dose burden across a and increase in participants levels broad range of iron levels participants 6

DISC-3405: Summary of Healthy Volunteer SAD Data Single-ascending dose portion of the healthy volunteer study of DISC-3405 demonstrated proof of mechanism. Key findings: Sustained reductions in iron Positive impact on Generally well Substantial levels; >50% at the hematologic tolerated at all increase in highest dose levels, parameters at the evaluated dose hepcidin levels supportive of SC highest dose levels monthly dosing SC = subcutaneous 7

Agenda Introduction and Data Summary 01 John Quisel, JD, PhD, Chief Executive Officer Bitopertin in EPP 02 • Updated AURORA Data Will Savage, MD, PhD, Chief Medical Officer DISC-0974 03 • Updated Data in Anemia of Myelofibrosis Will Savage, MD, PhD, Chief Medical Officer DISC-3405 04 • Healthy Volunteer SAD Data Will Savage, MD, PhD, Chief Medical Officer Closing Remarks 05 John Quisel, JD, PhD, Chief Executive Officer Q&A Session 06 8

Bitopertin: Investigational Oral, Selective GlyT1 Inhibitor In multiple clinical studies by Roche, bitopertin was observed to modulate heme biosynthesis by blocking uptake of glycine in erythrocytes +Succinyl ALAS CoA ALAD HMBS FECH Glycine ferrochelatase UROS Iron Critical and initiating precursor for heme UROD biosynthesis and is supplied by GlyT1 transporter CPO PPO Bitopertin Designed to block glycine Protoporphyrin Porphyrin Heme Hemoglobin uptake in RBCs by IX (PPIX) Synthesis inhibiting GlyT1 Heme Biosynthesis Pathway 9

Erythropoietic Protoporphyria (EPP) Rare, debilitating, and lifelong condition characterized by extreme pain and damage to skin caused by light Genetic condition caused by defective heme biosynthesis – deficient enzyme ferrochelatase • Lifelong and presents in early childhood • Caused by accumulation of toxic metabolite PPIX • XLP, mechanistically similar disease, also PPIX-related Debilitating and potentially life-threatening • Skin: severe, disabling phototoxic reactions (days), edema, burning • Hepatobiliary disease: gallstones, liver dysfunction or failure • Psychosocial well-being (fear, anxiety) and development No cure or disease-modifying treatment Image sources: Daily Mail Australia (2019); FDA Scientific Workshop on EPP (2016); Buonuomo et al. (2014) Arch Dis Child • Avoid sun/light, protective clothing, window tinting, Zn/Ti Oxide • One FDA-approved agent, afamelanotide, a surgically implanted tanning agent Sources: Lecha et al (2009) Orphanet Journal of Rare Diseases; American Porphyria Foundation; Dickey et al (2021) Genet. Med. 10

Bitopertin: Potential Disease-Modifying Treatment

Designed to reduce disease-causing PPIX by limiting uptake of glycine into developing erythrocytes

EPP and XLP Patients
High PPIX Levels


Glycine
Heme
ALAS2
(+++)
FECH
Protoporphyrin IX ↑↑↑↑
ALAD
PPOX
HMBS
UROS
UROD
CPOX

Mutations result in reservoir of pathologically high levels of PPIX

Bitopertin Treatment
Designed to Reduce PPIX Levels


↓ Glycine
Heme
ALAS2
(+++)
FECH
↓ Protoporphyrin IX
ALAD
PPOX
HMBS
UROS
UROD
CPOX

Potential first disease-modifying treatment for EPP and XLP

Reductions in PPIX levels of ≥30% reported in literature to have a major impact on photosensitivity in patients

Figures adapted from Halloy et al. (2021) Cell Chem Biol

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PPIX in EPP: Phototoxicity in Mice

GlyT1 inhibition significantly ameliorated skin lesions after UV exposure and degree of skin lesion correlated with PPIX levels


D14 PPIX
PPIX MFI
1500
1000
500
0
40%
Vehicle
DISC 15mpk


PPIX vs Skin lesion%
% Skin Lesion area
100
80
60
40
20
0
0
500
1000
1500
PPIX
Vehicle
DISC


Skin Lesions at Day 18
Vehicle
Disc

Note: Initial study data; EPP mice were dosed with either vehicle (N=4) or DISC (N=7) 15 mpk BID for 18 days; mice were exposed to UV light on Day 14; study measured PPIX, skin lesions, and pain sensitivity; DISC is a research-grade GlyT1 inhibitor; This study was performed with approval from an IACUC. Adequate measures were taken to minimize pain and distress for the animals and still accomplish the objectives for the study.

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EPP Phase 2 Development Program BEACON and AURORA Studies EPP; N = 75 (fully enrolled) EPP and XLP; N = >22 US (study opened October ’22) Australia (study opened July ’22) Open-Label, randomized, 24-week study Double-blind, placebo-controlled, 17-week study 13

AURORA Study: Disposition and Baseline Characteristics Placebo Bitopertin 20 mg Bitopertin 60 mg (n=24) (n=26) (n=25) Randomized 24 26 25 Completed Study 24 26 22 Discontinued Prior to Day 121 0 0 3 Characteristic Mean Age, years 42.3 45.0 47.8 Female, n (%) 12 (50%) 14 (54%) 12 (48%) White, n (%) 24 (100%) 24 (92%) 24 (96%) Baseline PPIX, Mean ± SE (ng/mL) 8,691 ± 903 8,155 ± 1,337 10,597 ± 983 Daily Sunlight Exposure (hr), Mean (range) 1.29 (0.18, 3.31) 1.17 (0.26, 4.03) 1.07 (0.04, 2.78) Time to Prodrome, n (%) < 30 min 9 (38%) 9 (35%) 8 (32%) ≥ 30 min 15 (63%) 17 (65%) 17 (68%) a 14 Season that encompasses majority of participant’s double-blind treatment period

AURORA Met Primary Endpoint Statistically significant reductions in whole-blood (WB) metal-free PPIX Bitopertin reduced PPIX levels consistent with BEACON, taking ~6-8 weeks to reach max reduction Significant reductions observed in both 20 mg and 60 mg doses PPIX Over Time 20 +8.0% 0 -20 -21.6% (p=0.003 vs PBO) -40 -40.7% (p<0.001 vs PBO) -60 0 15 29 43 71 121 Study Day Placebo (n=24) Bitopertin 20 mg (n=26) Bitopertin 60 mg (n=25) Least-squares means and p-values for percent changes in PPIX analyzed using a mixed model repeated measures (MMRM) to compare 20 mg and 60 mg bitopertin dose groups 15 versus placebo. % Change in WB PPIX

Updated AURORA Data: Key Secondary Endpoint Cumulative time in light without pain Bitopertin treatment effect similar to BEACON results Did not meet statistical significance due to strong performance of placebo arm Mean Cumulative 4-month Total Time in Light Without Pain (hr) 133.9 175.1 153.1 0 50 100 150 200 Placebo (n=24) Bitopertin 20 mg (n=26) Bitopertin 60 mg (n=25) Least-squares means for cumulative time in light measured via daily diary, adding all time in light between the hours of 10:00 am and 6:00 pm on days without any pain, 16 and analyzed using an analysis of variance model to compare 20 mg , 60 mg bitopertin dose groups versus placebo.

Updated AURORA Data: Time in Light Without Pain Post-hoc longitudinal analysis adjusted for baseline Statistically significant improvements in daily time in light compared to placebo Meaningful changes in daily time in light relative to baseline Sunlight Exposure Over 2-Week Intervals 28 Change from Baseline 24 Bitopertin 60 mg 2.0x (n=25) 20 20 mg: p=0.026 vs PBO 60 mg: p=0.013 vs PBO Bitopertin 20 mg 16 1.9x (n=26) 12 Placebo 1.1x (n=24) 1 3 5 7 9 11 13 15 17 Week Placebo (n=24) Bitopertin 20 mg (n=26) Bitopertin 60 mg (n=25) Total daily sunlight exposure from 10:00am to 6:00pm on days without pain aggregated over 2-week periods and analyzed using MMRM to compare 20 mg and 60 mg 17 bitopertin dose groups vs placebo. Mean ± SE baseline daily sunlight exposure (hr) during 14-day screening period: 11.1 ± 1.9 for 20 mg, 10.7 ± 1.7 for 60 mg, 12.2 ± 2.1 for placebo. 2-Week Aggregated Daily Sunlight Exposure, Time (hr) Mean ± SE (hr)

Difference vs. Placebo in Daily Sunlight Exposure Mean (hr) Updated AURORA Data: Light Tolerance Timing of PPIX reduction aligns with the time course of increases in sunlight tolerance Change in PPIX and Placebo-Corrected Sunlight Exposure for 60 mg Group 18

Updated AURORA Data: Phototoxic Reactions with Pain Dose-dependent reduction in rate of phototoxic reactions with pain, reaching statistical significance in the 60 mg dose group Max pain score reduced with bitopertin Incidence Rate Ratio of New Phototoxic Reactions with Pain vs. Placebo 0% -25% -60.3% -75.3% (p=0.109) -50% (p=0.011) -75% -100% Bitopertin 20 mg (n=26) Bitopertin 60 mg (n=25) (2-4 weeks) (17 weeks) Screening Double-Blind Period # of Median Max # of New Reactions # of New Reactions # of Participants Participants Pain Score Placebo (n=24) 4 2 (8%) 15 11 (46%) 5.0 Bitopertin 20 mg (n=26) 11 8 (31%) 11 5 (19%) 4.0 Bitopertin 60 mg (n=25) 8 6 (24%) 5 3 (12%) 3.5 19

Updated AURORA Data: Phototoxic Reactions with Pain Consistent with profile for PPIX reductions reaching a nadir, time course of phototoxic reactions showed greater bitopertin treatment effect during the last 60 days of study First 30 days Last 60 days Participants reporting new phototoxic reactions during double-blind period and corresponding study day 20 for new reaction (shown in red) = New Phototoxic Reaction

Updated AURORA Data: Patient-Reported Outcomes Dose-dependent improvements in Patient Global Impression of Change (PGIC), reaching statistical significance in the 60 mg dose group at end of study Improved PGIC responses are associated with greater reductions in PPIX PGIC: “Since the start of the study, how would you rate the change in your EPP?” Much worse A little worse No change A little better Much better Placebo p=0.022 20 mg 60 mg 0% 25% 50% 75% 100% PGIC Response Axis Title % PPIX Change Much worse A little worse No change A little better Much better N 0 1 14 6 48 Mean (SD) - 43.8 6.7 (64.9) -0.4 (15.2) -25.9 (31.7) 21 Percentages calculated using data for PGIC from participants who completed the study (D121): n=26 for 20 mg bitopertin, n=22 for 60 mg bitopertin; n=24 for placebo

Updated AURORA Data: PPIX Change and Light Tolerance Greater PPIX reductions in bitopertin participants reporting no phototoxic reactions (-36.5%) vs phototoxic reactions (-4.0%) PPIX reductions associated with improvements in multiple measures of light tolerance Tertiles of PPIX Change PPIX Decreased PPIX Increased Light Tolerance Measure Tertile 1 Tertile 2 Tertile 3 (Mean ± SD) (-88% to -38%) (-38% to -7%) (-7% to 190%) Cumulative total time in sunlight 161.1 ± 142.6 124.5 ± 68.3 117.5 ± 83.2 without pain (hr) Average time in sunlight 1.61 ± 1.32 1.20 ± 0.72 1.16 ± 0.83 without pain (hr) Change from baseline in 117.4 ± 148.6 109.4 ± 121.1 64.1 ± 123.8 time to prodrome (min) Tertile 1 = 6 participants at 20 mg, 16 at 60 mg, and 2 on placebo; Tertile 2 = 13 participants at 20 mg, 6 at 60 mg, and 5 on placebo; Tertile 3 = 7 participants at 20 mg, 1 at 22 60 mg, and 17 at placebo

Safety and Tolerability • No serious adverse events reported with bitopertin • Stable hemoglobin levels • Favorable safety profile consistent with prior studies enrolling >4000 participants Bitopertin 20 mg Bitopertin 60 mg Placebo (n=26) (n=25) (n=24) Participants with any TEAE, n (%) 18 (75%) 20 (77%) 22 (88%) TEAEs leading to discontinuation, n (%) 0 0 2 (8%) SAEs, n (%) 1 (4%) 0 0 Common TEAEs Dizziness, n (%) 4 (17%) 4 (15%) 11 (44%) Median Duration (days) 2.0 4.5 5.0 Nausea, n (%) 2 (8%) 1 (4%) 4 (16%) Alanine aminotransferase increased, n (%) 3 (13%) 1 (4%) 2 (8%) TEAEs leading to discontinuation: rash and dizziness; common TEAEs include those reported in >5 participants during study regardless of treatment assignment. SAE = serious adverse event; TEAE = treatment-emergent adverse event 23

Summary of EPP Bitopertin Data
BEACON and AURORA Studies

AURORA		BEACON
Significant reductions in PPIX 40% vs placebo	Targets underlying pathophysiology of EPP	Significant reductions in PPIX >40% vs baseline
Time-dependent, 2x improvements in pain-free time in sunlight	Significant improvement in sunlight tolerance	Significant 3x increase in sunlight tolerance (time to prodrome)
Significant 75% reduction in rate of phototoxic reactions vs placebo	Functional benefit by reducing debilitating phototoxic reactions	92% reduction in number of phototoxic reactions vs baseline
Significant improvement in PGIC vs placebo	Significantly improved how patients feel	Nearly all (95%) participants reported improvements in PGIC

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Summary of Updated Bitopertin Data Bitopertin demonstrated meaningful impact on key aspects of EPP Increases Decreases Reduces Improves Light phototoxic PPIX QoL Tolerance reactions ➢ Next Steps • End of Phase 2 meeting in second half of 2024; initiation of a pivotal study in 1H 2025 • Range of available endpoints to bring to regulators that address the placebo effect ‒ Options include: longitudinal analysis of time in sunlight, phototoxic pain reactions, PPIX, composites of multiple endpoints, and others 25

Agenda Introduction and Data Summary 01 John Quisel, JD, PhD, Chief Executive Officer Bitopertin in EPP 02 • Updated AURORA Data Will Savage, MD, PhD, Chief Medical Officer DISC-0974 03 • Updated Data in Anemia of Myelofibrosis Will Savage, MD, PhD, Chief Medical Officer DISC-3405 04 • Healthy Volunteer SAD Data Will Savage, MD, PhD, Chief Medical Officer Closing Remarks 05 John Quisel, JD, PhD, Chief Executive Officer Q&A Session 06 26

DISC-0974: Novel Anti-HJV mAb to Suppress Hepcidin Designed to enhance iron availability to address a wide range of hematologic disorders Enables Reduces Increases RBC Hepcidin Iron Production Inhibits endogenous Releases iron stores Potential to treat production of hepcidin Enables GI absorption wide range of anemias HJV = hemojuvelin 27

Hepcidin is a Key Driver of Myelofibrosis (MF) Anemia

Anemia is severe and prevalent in MF and can limit treatment

Anemia of MF



Est. # Patients

- 25,000 patients (US)
- ~87% are anemic; severe and require transfusion

Etiology of Anemia

- High hepcidin from inflammation
- JAK inhibitors worsen anemia; loss of marrow function

Unmet Medical Needs

- Severe and difficult to treat; high transfusion burden
- No approved or effective anemia therapy
- Anemia limits optimal JAK inhibitor treatment

Hepcidin Levels are Elevated in MF
~ 12× higher than control and associated with severity of anemia and transfusion burden


Hepcidin logscale
6.5
6
5.5
5
4.5
4
3.5
High
Intermediate-2
Intermediate-1
Low
Myelofibrosis Risk Score
MF Patients
Median 156,279 pg/mL
Hepcidin levels are 12× higher in MF patients (p<0.0001)
Control Group
Median 13,449 pg/mL

Source: Pardanani et al (2013) Am. J. Hematol
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Updated DISC-0974 MF Data: Baseline and Demographics

Data as of April 29, 2024

	DISC-0974 14 mg (N=1)	DISC-0974 28 mg (N=7)	DISC-0974 50 mg (N=12)	DISC-0974 75 mg (N=8)	DISC-0974 100 mg (N=6)
Age, median (range), years	70	71 (57, 89)	70.5 (31, 83)	74 (58, 84)	67.5 (53, 79)
Time since MF diagnosis, median (range), years	1	6 (0,18)	2.5 (0,14)	4 (0, 12)	1 (0,2)
Concomitant medication, n (%)					
JAK inhibitor	0	4 (57.1)	5 (41.7)	1 (12.5)	0
Hydroxyurea	1 (100)	0	0	1 (12.5)	0
Transfusion dependent, n (%)*	0	2 (28.6)	1 (8.3)	0	1 (16.7)
Baseline hepcidin, median (range), ng/mL	48.2	93.3 (21.4, 171.1)	90.2 (8.7, 155.7)	46.6 (23.7, 188.2)	64.4 (11.5, 374.7)
Baseline hemoglobin, median (range), g/dL	8.2	8.4 (6.8, 9.3)	8.6 (6.1, 10.3)	8.9 (6.7, 9.9)	8.2 (5.5, 9.4)

Defined as an RBC transfusion frequency of ≥6 units PRBC over the 84 days immediately prior to Screening. There must not be any consecutive 42-day period without an RBC transfusion in the 84-day period, and the last transfusion must be within 28 days prior to Screening. One participant treated with 28 mg discontinued DISC-0974 early due to physician decision. JAK = Janus kinase. Baseline is defined as: (1) Participants transfused within 84 days of screening; (1.a) transfusion dependent then use lowest hemoglobin level recorded in the 84 days before screening initiation (one reading). (1.b) Non-transfusion dependent then {1.b.i} participants transfused within 30 days before screening use the lowest pre-transfusion hemoglobin level (one reading). {1.b.ii} participants transfused within 84 days but not within the month before screening use average of the pre-transfusion hemoglobin level, screening hemoglobin level, and Day -1 level (3 readings); (2) Participants not transfused within 84 days of Screening use Screening and Day -1 average

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Updated DISC-0974 Anemia of MF Data: Hepcidin and Iron DISC-0974 demonstrated decreases in hepcidin and increases in serum iron Impact was consistent across all treated participants Median Serum Hepcidin Median Serum Iron 80 400 14 mg (n=1) 14 mg (n=1) 70 28 mg (n=7) 28 mg (n=7) 60 300 50 mg (n=12) 50 mg (n=12) 50 75 mg (n=7) 75 mg (n=7) 40 200 100 mg (n=6) 100 mg (n=6) 30 20 100 10 0 0 2 8 15 22 29 43 57 71 85 2 8 15 22 29 43 57 71 85 Time (Study Visit Day) Time (Study Visit Day) Arrows represent dosing days 30 Serum Hepcidin (ng/mL) Serum Iron (μg/dL)

Updated DISC-0974 Anemia of MF Data: Hematologic Response DISC-0974 demonstrated sustained increases in hemoglobin across dose groups All evaluable participants with baseline transfusion requirement had at least a 50% reduction in transfusions over a rolling 8-week window on study compared to baseline 1 Hemoglobin Increase from Baseline in All Patients Transfusion Frequency Over Time 5 28 mg (n=7) 4 50 mg (n=12) 3 75 mg (n=8) 100 mg (n=6) 2 1 0 -1 0 15 29 43 57 71 85 113 141 EOS Time (Study Visit Day) 1 Transfusion frequency of participants with baseline transfusion requirement and at least 12-weeks of follow up. I indicates 2 units transfused; all other transfusions are 1 unit. One of 2 31 evaluable TD participants (104-005) achieved a TI per Gale criteria. * denotes concomitant MF-directed therapy. EOS = end of study; TD = transfusion dependent; TI = transfusion independent. Hemoglobin (g/dL)

Updated DISC-0974 Anemia of MF Data: Hemoglobin Response in NTD Participants Hemoglobin responses of ≥1.5 g/dL increase were achieved in 68.9% of NTD participants For participants who have completed at least 16 weeks of the study, 60% of NTD had a mean hemoglobin response of 1.5 g/dL above baseline sustained for at least 12-weeks 1 NTD Participants with Hgb ∆ ≥1.5 g/dL NTD Participants with Hgb ∆ ≥1.5 g/dL for ≥12 Weeks 100% Percentage of Participants Percentage of Participants 100% 100% 81.8% 80% 80% 68.9% 63% 60% 60% 60% 60% 60% 60% 42.8% 40% 40% 20% 20% 0% 0% Overall 28 mg 50 mg 75 mg 100 mg Overall 28 mg 50 mg 75 mg (n=29) (n=5) (n=11) (n=8) (n=5) (n=15) (n=5) (n=7) (n=3) 1 Percent of non-transfusion dependent participants with mean hemoglobin ≥ 1.5 g/dL above baseline for at least 12 weeks (minimum of 16 week follow up required for inclusion and maximal follow up of 169 days). NTD = non-transfusion dependent; Hemoglobin response was achieved in 62.5% of participants on concomitant JAKi and 71.4% 32 in those not on concomitant JAKi

Updated DISC-0974 Anemia of MF Data: Safety Generally well tolerated at all evaluated dose levels Adverse events at least possibly 14 mg 28 mg 50 mg 75 mg 100 mg related to DISC-0974 (N=1) (N=7) (N=12) (N=8) (N=6) Participants with event (n) 0 3 5 1 1 Diarrhea 0 1 2 1 0 Injection site bruising 0 1* 0 0 0 Pyrexia 0 1* 0 0 0 Blood bilirubin increased 0 0 0 0 1 Platelet count decreased 0 0 1* 0 0 Anemia 0 0 1* 0 0 Urinary tract infection 0 1* 0 0 0 Headache 0 0 1 0 0 Hot flush 0 0 1 0 0 AE = adverse event; JAKi = Janus kinase inhibitor Grade 3 AEs include headache reported in 1 participant treated at 28 mg (unlikely related to DISC-0974) and Grade 3 anemia reported in 2 participants treated at 28 mg and 4 participants treated at 50 mg (one at 50 mg was deemed related to DISC-0974; all others were deemed not related). Serious AE: Grade 2 arthralgia was reported in 1 33 participant treated at 28 mg (not related to DISC-0974). There were no ≥ Grade 4 AEs reported. Liver iron concentration was obtained at baseline and end of study; for available participants (n=10), median change from baseline was 0.3 mg/g dry weight, range (-0.5 to 16.2). * indicates AE in a participant receiving concomitant JAKi therapy.

Summary of Updated DISC-0974 MF Data 60% Decreased 68.9% of NTD pts had hepcidin & of NTD pts had Hgb response increased Hgb response sustained for >1.5g/dL iron >12 weeks* 100% of pts with Generally 1 of 2 baseline well TD pts transfusions had reached TI tolerated >50% reduction *for participants who have completed at least 16 weeks on study 34

Summary of DISC-0974 in MF Anemia DISC-0974 demonstrated improved hemoglobin response and transfusion burden in MF Durably Reduces Reduces Increases increases transfusion hepcidin iron hemoglobin burden ➢ Next Steps • End of Phase 1b meeting with regulators in H2 2024 • Initiation of Phase 2 study by the end of 2024 35

Agenda Introduction and Data Summary 01 John Quisel, JD, PhD, Chief Executive Officer Bitopertin in EPP 02 • Updated AURORA Data Will Savage, MD, PhD, Chief Medical Officer DISC-0974 03 • Updated Data in Anemia of Myelofibrosis Will Savage, MD, PhD, Chief Medical Officer DISC-3405 04 • Healthy Volunteer SAD Data Will Savage, MD, PhD, Chief Medical Officer Closing Remarks 05 John Quisel, JD, PhD, Chief Executive Officer Q&A Session 06 36

Anti-TMPRSS6 mAb Induces Hepcidin Designed to limit iron levels with potential to address a wide range of hematologic disorders Limits Modulates Increases Iron RBC Hepcidin Availability Production Enables Endogenous Promotes Iron Restriction Erythrocytosis (PV) Production of Hepcidin Decreases GI Absorption Ineffective Erythropoiesis Iron Overload 37

DISC-3405 Development Plans Phase 1 in healthy volunteers ongoing; aim to advance program into POC studies with focus on polycythemia vera Phase 2 Proof-of-Concept Study in Polycythemia Vera • Strong proof of therapeutic hypothesis; clarity on regulatory development path Phase 1 SAD/MAD in HV Initiated October 2023 • Assess safety, PK, hepcidin, iron, hematologic parameters; % Hct and requirement for phlebotomy Demonstrate proof-of-mechanism (hepcidin, iron, hematologic parameters) Additional POC Studies in a Range of Indications • Hereditary Hemochromatosis • Beta-Thalassemia • Myelodysplastic Syndromes Hct = hematocrit; HV = healthy volunteers 38

DISC-3405 Phase 1 Healthy Volunteers Study Overview Today’s Focus Single Ascending Dose Multiple Ascending Dose 300 mg SC Dose Level 2 SC (Q4W) 150 mg SC Dose Level 1 SC (Q4W) 75 mg SC 37.5 mg SC 75 mg IV N=8 per Cohort (6 Active, 2 Placebo) Assessment of safety, PK, hepcidin, and iron after each dose level Key Endpoints/Measures: Iron, hepcidin, and other hematologic parameters, safety/tolerability 39

DISC-3405 Phase 1 Healthy Volunteer SAD: Baseline and Demographics Placebo 37.5 mg SC 75 mg IV 75 mg SC 150 mg SC 300 mg SC Characteristic n = 10 n = 6 n = 6 n = 6 n = 6 n = 6 Age, years 48.6 (39-62) 52.7 (42-64) 36.8 (23, 49) 57.3 (49, 61) 44.0 (25, 57) 34.0 (22, 38) Gender, Female, n (%) 2 (20) 5 (83.3) 3 (50.0) 4 (66.7) 2 (33.3) 0 (0) 14.1 41.7 19.4 32.6 15.2 18.7 Hepcidin, ng/mL (5.2, 28.8) (6.1, 177.2) (2.0, 36.6) (7.2, 69.8) (8.7, 20.2) (8.6, 45.0) 97.2 88.7 99.2 95.7 85.7 106.2 Serum Iron, ug/dL (50, 180) (43, 127) (74, 127) (67, 137) (43, 138) (54, 135) 14.9 13.2 13.8 13.8 14.2 15.4 Hemoglobin, g/dL (13.1, 16.0) (10.7, 17.7) (12.1, 15.6) (12.7, 16.0) (13.0, 14.9) (14.4, 16.7) 43.6 39.7 41.5 41.0 42.3 45.2 Hematocrit, % (38.9, 47.1) (34.3, 50.2 ) (37.1, 45.5) (38.7, 45.0) (39.4, 46.2) (42.3, 48.2) 4.9 4.5 4.6 4.5 4.7 5.1 12 RBC, 10 /L (4.2, 5.8) (3.9, 5.7) (3.8, 5.2) (4.2, 5.0) (3.9, 5.1) (4.8, 5.8) IV = intravenous; RBC = red blood cell; SC = subcutaneous 40

Initial DISC-3405 HV Data: PK and Hepcidin Dose-dependent PK profiles DISC-3405 demonstrated dose-related hepcidin increases Pharmacokinetics Mean Change from Baseline in Serum Hepcidin Serum Hepcidin Pharmacokinetics 500 100000 Placebo SC (n=8) 37.5 mg SC (n=6) 37.5 mg SC (n=6) 400 75 mg SC (n=6) 10000 75 mg SC (n=6) 75 mg IV (n=6) 300 150 mg SC (n=5)* 150 mg SC (n=6) 1000 300 mg SC (n=6) 300 mg SC (n=6) 200 100 100 10 0 1 -100 0 7 14 21 28 35 42 49 56 63 70 0 7 14 21 28 35 42 49 56 63 70 Time (Days) Time (Days) *One participant randomized to 150 mg SC was excluded from PD analysis due to history of anemia and recent hemorrhoidal bleeding, not disclosed prior to enrollment, deeming the participant ineligible; data as of 19 April 2024 41 Serum DISC-3405 Concentration (ng/mL) Serum Hepcidin (% Change from Baseline)

Initial DISC-3405 HV Data: Iron Parameters Mean serum iron reduction of more than 50% from baseline was achieved for both 150- and 300-mg doses Serum iron reductions were sustained for at least 4 weeks, supportive of monthly SC dosing Mean Change from Baseline in Serum Iron Mean Change from Baseline in Serum Ferritin Serum Ferritin Serum Iron 100 20 Placebo SC (n=8) Placebo SC (n=8) 37.5 mg SC (n=6) 37.5 mg SC (n=6) 75 0 75 mg SC (n=6) 75 mg SC (n=6) 50 150 mg SC (n=5)* 150 mg SC (n=5)* -20 300 mg SC (n=6) 300 mg SC (n=6) 25 -40 0 -60 -25 -80 -50 0 7 14 21 28 35 42 49 56 63 70 0 7 14 21 28 35 42 49 56 63 70 Time (Days) Time (Days) *One participant randomized to 150 mg SC was excluded from PD analysis due to history of anemia and recent hemorrhoidal bleeding, not disclosed prior to enrollment, deeming the participant ineligible; SC = subcutaneous 42 Serum Iron (% Change from Baseline) Serum Ferritin (% Change from Baseline)

Initial DISC-3405 HV Data: Hematologic Response A single 300-mg dose of DISC-3405 demonstrated meaningful reductions in hematologic parameters (reticulocyte hemoglobin, hemoglobin, and hematocrit) Reticulocyte Hemoglobin (300 mg) Hemoglobin (300 mg) Hematocrit (300 mg) Reticulocyte Hemoglobin (CHr) Hemoglobin Hematocrit 0 0 0 -5 -5 -5 -10 -15 -10 -10 0 7 14 21 28 35 42 49 56 63 70 0 7 14 21 28 35 42 49 56 63 70 0 7 14 21 28 35 42 49 56 63 70 Time (Days) Time (Days) Time (Days) CHr = reticulocyte hemoglobin; SC = subcutaneous 43 CHr (% Change from Baseline) Hemoglobin (% Change from Baseline) Hematocrit (% Change from Baseline)

Initial DISC-3405 HV Data: Safety Generally well tolerated at all evaluated dose levels; no serious AEs, > Grade 2 AEs, or AEs leading to study withdrawal were reported Placebo 37.5 mg SC 75 mg IV 75 mg SC 150 mg SC 300 mg SC Adverse Event n = 10 n = 6 n = 6 n = 6 n = 6 n = 6 Sore Throat 0 0 1 0 0 0 Nausea 0 1 0 1 0 0 Headache 1 1* 0 0 0 0 Cough 0 0 0 0 1 0 Rhinorrhea 0 0 0 0 1 0 Lightheadedness 0 0 0 1 0 0 Increased ALT 0 0 0 0 1* 0 Increased AST 0 0 0 0 1* 0 *Grade 2 AEs; one participant reported a self-limited headache; one participant observed to have isolated, self-limited elevations of AST and ALT. 44

Summary of Phase 1 Healthy Volunteer SAD Data Single-dose SC administration of DISC-3405 demonstrated dose-dependent increases in hepcidin and corresponding reductions in serum iron levels across all dose levels >50% reductions in mean serum iron were observed in patients that received 150 mg and 300 mg doses PK/PD profile is supportive of monthly subcutaneous dosing in polycythemia vera and iron overload conditions DISC-3405 was well tolerated Next Steps: Phase 1 multiple-ascending dose (MAD) data expected by EOY; initiation of a Phase 2 study in PV expected in 1H 2025 45

Agenda Introduction and Data Summary 01 John Quisel, JD, PhD, Chief Executive Officer Bitopertin in EPP 02 • Updated AURORA Data Will Savage, MD, PhD, Chief Medical Officer DISC-0974 03 • Updated Data in Anemia of Myelofibrosis Will Savage, MD, PhD, Chief Medical Officer DISC-3405 04 • Healthy Volunteer SAD Data Will Savage, MD, PhD, Chief Medical Officer Closing Remarks 05 John Quisel, JD, PhD, Chief Executive Officer Q&A Session 06 46

Summary of EHA Data

Bitopertin
Heme Synthesis Modulator

- Meaningful improvements on key aspects of EPP consistent across studies
  - Significant reduction in PPIX
  - 2x improvement in light tolerance
  - Significant reduction in phototoxic reactions and improvement in QoL
- Range of viable endpoints that could be brought to regulators

DISC-0974
Hepcidin Suppression

- Decreased hepcidin and increased iron sustained for several weeks
- Durably increased hemoglobin
- Reduced transfusion burden
- Generally well tolerated

DISC-3405
Hepcidin Induction

- Increased hepcidin and reduced serum iron across all dose levels
- Serum iron reduction of more than 50% from baseline at top doses
- Supportive of SC monthly dosing
- Generally well tolerated

AE = adverse event; HVOL = healthy volunteers; PD = pharmacodynamics; PK = pharmacokinetics; PPIX = protoporphyrin IX; NTD = non-transfusion dependent; TD = transfusion dependent

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Projected Upcoming Milestones and Events

Multiple additional data catalysts anticipated through the rest of the year

Program	Indication	H1 2024	H2 2024	2025
Bitopertin Heme Synthesis Modulator	**Erythropoietic Porphyrias (EPP and XLP)**	• Phase 2 AURORA Data (March-April)	• End of Ph 2 Meeting / Other Regulatory Interaction	• Phase 3 Initiation Pending Regulatory Feedback
	Diamond-Blackfan Anemia (DBA)		• Initial Phase 2 Data	
DISC-0974 Hepcidin Suppression	**Anemia of Myelofibrosis (MF)**	• Updated Phase 1b Data	• Final Phase 1b Data • Initiate Phase 2 Study	• Phase 2 Topline Data
	Anemia of Chronic Kidney Disease (CKD)		• Phase 1b Data (hemoglobin)	• Phase 2a Topline Data
DISC-3405 Hepcidin Induction	**Polycythemia Vera and Diseases of Iron Overload/ Ineffective Erythropoiesis**	• Phase 1 SAD Data	• Phase 1 SAD/MAD Data	• Phase 2 in PV Initiation

SAD = single ascending dose; MAD = multiple ascending dose; PV = polycythemia vera

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Agenda Introduction and Data Summary 01 John Quisel, JD, PhD, Chief Executive Officer Bitopertin in EPP 02 • Updated AURORA Data Will Savage, MD, PhD, Chief Medical Officer DISC-0974 03 • Updated Data in Anemia of Myelofibrosis Will Savage, MD, PhD, Chief Medical Officer DISC-3405 04 • Healthy Volunteer SAD Data Will Savage, MD, PhD, Chief Medical Officer Closing Remarks 05 John Quisel, JD, PhD, Chief Executive Officer Q&A Session 06 49

Q&A

Updated BEACON Data: % Change in Whole-Blood PPIX Bitopertin significantly reduced WB metal-free PPIX levels by >40% Dose-dependent reductions were observed across broad range of baseline whole-blood PPIX levels (140-3075 µg/dL) Overall (n=22) 20 mg (n=11) 60 mg (n=11) PPIX Changes Over Time 0 >40% (p<0.001 vs baseline) -20 -40 -60 0 15 29 43 71 113 155 169 Study Day Overall (n=22) 20 mg (n=11) 60 mg (n=11) Least-squares means and p-value for percent changes in PPIX analyzed using a mixed model repeated measures (MMRM). PPIX = protoporphyrin IX; WB = whole blood 0 51 -20 -40 -60 0 15 29 43 71 113 155 169 Study Day % Change in WB PPIX % Change in WB PPIX

Updated BEACON Data: Time to Prodrome Significant, time-dependent improvements in light tolerance during weekly sun exposure challenges Time to Prodrome 150 100 >3x (p<0.001 vs baseline) 50 0 0 4 8 12 16 20 24 Week Time to prodrome data from weekly sunlight-exposure challenges were averaged over a 2-week period, including cumulative time in sunlight challenges where the 52 participant did not report a prodrome, and were analyzed using MMRM for both 20 mg and 60 mg bitopertin dose groups combined (n=22). Mean Change in Time to Prodrome (min)

Updated BEACON Data: Light Tolerance Days without Symptoms or Prodromes a 92% reduction in patient-reported full phototoxic reactions An increase in the proportion of total symptom-free days (no prodrome/early warning symptoms or full phototoxic reactions) with sunlight exposure was observed 100% 100% Screening Screening 79% Bitopertin Bitopertin 80% 80% 55% 60% 60% 33% 40% 40% 20% 20% 7% 0% 0% a b Symptom-Free Days Prodrome-Free Sunlight Challenges c c Days w/ Sunlight Exposure Sunlight Challenges Screening 231 Screening 69 2338 694 On-Treatment On-Treatment a b c As assessed with a daily diary; As assessed with a weekly sunlight challenge; Summed across all participants. Percentages calculated relative to total number of days with sunlight exposure (left) or total number of weekly sunlight exposure challenges (right) from all study participants (n=22) during screening or while receiving bitopertin 53 (20 mg and 60 mg dose groups combined). Relative Proportion Relative Proportion

Updated BEACON Data: Measures of Quality of Life Nearly all participants reported improvements in multiple quality-of-life measures at end of study “Since the start of the study, how would you rate the change in your EPP?” Patient Global Patient Global Impression of Change Impression of Change Much better No change A little better “Overall, how severe was your EPP in the past 7 days?” Patient Global Patient Global Impression of Severity Impression of Severity Moderate Mild Not at all “In the past 7 days, how much did having EPP impact your overall quality of life?” EPPEP Im P Impac pact t Questionnaire Questionnaire Not at all Somewhat A little bit 0 25 50 75 100 Percentage of Participants 0 25 50 75 100 Includes responses from EOS/D169 or Week 8 of open-label extension study (n=21). 54 Percentage of Participants

Updated BEACON Data: Precedented Pivotal Endpoint Cumulative Time in Light on Days without Pain Cumulative total time in light observed over 6-month treatment period with bitopertin represents >3x increase relative to historical control Improvements in average daily light tolerance with bitopertin increased with time Mean Cumulative 6-month Total Time in Light Without Pain (hr) 212.1 180.0 0 50 100 150 200 250 Bitopertin 60 mg (n=11) Bitopertin 20 mg (n=11) Least-squares means for cumulative time in light measured via daily diary, adding all time in light between the hours of 10:00 am and 6:00 pm on days without any pain, and 55 analyzed using an analysis of variance model.

Updated BEACON Data: Safety and Tolerability • No serious adverse events • Stable mean Hgb levels; no anemia AEs reported • Favorable safety profile consistent with prior studies enrolling >4000 participants Bitopertin 20 mg Bitopertin 60 mg Total (n=11) (n=11) (n=22) Participants with any TEAE 9 (82%) 11 (100%) 20 (91%) a TEAEs leading to discontinuation 1 (9%) 0 1 (5%) TEAEs reported in >2 participants Dizziness 6 (55%) 7 (64%) 13 (59%) Headache 3 (27%) 1 (9%) 4 (18%) Nausea 1 (9%) 2 (18%) 3 (14%) a Grade 3 TEAE of cluster headache; AE = adverse event; Hgb = hemoglobin; TEAE = treatment-emergent adverse event 56